UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2014

Supernova Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-165373	98-0628594

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

153 W Lake Mead Pkwy, Ste 2240, Henderson, NV	89015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(702) 839-4029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 19, 2014 the Company filed its quarterly report on Form 10-Q for the period ended June 30, 2014 with the United States Securities and Exchange Commission.  This filing was consummated before the Company’s auditors had formally authorized the filing to be made.  Therefore, the Company’s management has determined that the previously issued financial statements included in our quarterly report on Form 10-Q for the period ended June 30, 2014 should no longer be relied upon.

The Company intends to file its reviewed financial statements for the period ended June 30, 2014, with proper authorization from our independent auditors as soon as practicable.

The Company has informed Sadler, Gibb & Associates, LLC, the Company's independent registered public accounting firm of the matters disclosed in this filing, and has included as an exhibit to this 8-K filing the acknowledgement of Sadler, Gibb & Associates.

Item 9.01	Financial Statements and Exhibits

Exhibits

No.	Exhibits

16.1	Sadler, Gibb & Associates Letter

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated August 21, 2014

Northumberland Resources, Inc.

By: /s/ Peter Hewitt
Peter Hewitt, President, CEO, CFO

EXHIBIT INDEX

No.	Exhibits

16.1	Sadler, Gibb & Associates Letter